Share-based Compensation - Performance-Based Restricted stock units - Cost related to non-vested awards (Details) - Performance-Based Restricted stock units ("PRSUs") $ in Thousands	Sep. 30, 2026 USD ($)
Share-based Compensation
2026	$ 181
2027	571
2028	388
2029	60
Total	$ 1,200